UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

SOURCEFIRE, INC.
(Exact name of registrant as specified in its charter)
______________

Delaware
(State or other jurisdiction of incorporation)
1-33350		52-2289365
(Commission File Number)		(IRS Employer Identification No.)

9770 Patuxent Woods Drive Columbia, Maryland 21046
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 410-290-1616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

Press Release Regarding Annual Meeting of Stockholders

On February 19, 2008, Sourcefire, Inc. (the "Company") issued a press release announcing that the Company will hold its Annual Meeting of Stockholders on May 15, 2008 for stockholders of record as of March 17, 2008. The Company also announced that the deadline for submission to the Secretary of the Company of stockholder proposals to be considered for inclusion in the proxy statement and form of proxy that the Board of Directors will distribute in connection with the 2008 Annual Meeting of Stockholders is March 4, 2008 and that the deadline for written notice to the Secretary of the Company by stockholders intending to present a proposal at the 2008 Annual Meeting of Stockholders without having it included in the proxy statement is March 4, 2008.

Procedures for Stockholder Proposals

To be considered for inclusion in the proxy statement and form of proxy that the Board of Directors will distribute in connection with the Company’s 2008 Annual Meeting of Stockholders, a stockholder’s proposal must be submitted in writing, no later than March 4, 2008, to the Company’s Secretary at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, Maryland 21046.

A stockholder who wishes to nominate an individual for election or re-election at, or bring business, other than through a stockholder proposal, before the 2008 Annual Meeting of Stockholders must deliver written notice to the Company’s Secretary at the address above no later than March 4, 2008. The notice to the Secretary must set forth the stockholder’s name and address, and the class and number of shares of the Company’s stock beneficially owned by such stockholder. If a stockholder proposes to bring business before the annual meeting other than a director nomination, the notice must also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest that the proposing stockholder has in such business. If a stockholder proposes to nominate an individual for election or re-election as a director, the notice must also set forth, as to each person proposed to be nominated for election or re-election as a director, the following: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. The Company may require any proposed nominee to furnish such other information as the Company may reasonably require in order to determine the eligibility of such proposed nominee to serve as a director of the Company.

For more information, please refer to the Company’s Fourth Amended and Restated Bylaws, filed as exhibit 3.2 to the Company’s Form 10-Q for the quarter ended March 31, 2007, filed with the United States Securities and Exchange Commission on May 4, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated February 19, 2008, "Sourcefire Announces Annual Meeting Date."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 19, 2008	SOURCEFIRE, INC.

		By:	/s/ Douglas W. McNitt
Douglas W. McNitt

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated February 19, 2008, “Sourcefire Announces Annual Meeting Date.”